Note 12 - Income Taxes	12 Months Ended
Dec. 31, 2025
Notes to Financial Statements
Income Tax Disclosure [Text Block]

NOTE 12.  Income Taxes

The components of worldwide pretax earnings by United States and foreign jurisdictions consist of the following (in thousands):

	Year Ended December 31,
	2025	2024

United States	$14,703	$(67,489)
Foreign	2,100	801

Total worldwide pretax earnings	$16,803	$(66,688)

The provision for income taxes consists of the following (in thousands):

	Year Ended December 31,
	2025	2024

Current:
Federal	$—	$—
State	3	3
Foreign	473	257

Total Current	476	260

Deferred:
Federal	—	—
State	—	—
Foreign	—	—

Total Deferred	—	—

Provision for income taxes	$476	$260

The tax effect of significant items comprising deferred tax assets are as follows (in thousands):

	December 31, 2025	December 31, 2024
Deferred tax assets:
Net operating loss carry-forwards	$54,574	$48,154
Research and development tax credits	20,387	12,949
Capitalized research and development	18,283	27,892
Sale of future royalties	1,608	1,179
Lease liability	2,068	3,682
Accruals, reserves and other	1,203	1,790
Stock based compensation	6,757	4,886
Total deferred tax assets	104,880	100,532
Valuation allowance	(100,494)	(94,119)
Deferred tax assets net of valuation allowance	4,386	6,413
Deferred tax liabilities:
Intangible assets	(1,755)	(1,999)
Right-of-use assets	(2,631)	(4,309)
Depreciation on property and equipment	—	(105)
Total deferred tax liabilities	(4,386)	(6,413)

Net deferred tax assets	$—	$—

As further described in Recently Adopted Accounting Pronouncements in Note 2, we have elected to prospectively adopt the guidance in ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures.

Companies can adopt the new requirements prospectively without revisions of comparative period disclosures but the income tax footnote disclosures in the year of adoption would not be comparable (2025 disclosures would follow the new requirements of ASU 2023-09, while the comparative-period disclosures of 2024 would follow the current disclosure requirements in ASC 740-50 and related SEC requirements). To maintain comparability, retroactive application to comparative-period disclosures is allowed.  The Company is electing to report the new requirements using the prospective method.

The following table is a reconciliation of the provision for income taxes with the expected provision for income taxes computed by applying the federal statutory income tax rate of 21% to the net income (loss) before provision for income taxes in accordance with ASU 2023-09, as follows (in thousands):

	Year Ended December 31,		Year Ended December 31,
	2025		2024
	$	%	%

U.S. federal taxes at statutory rate	$3,528	21.0%	21.0%
State taxes (net of federal benefit)	3	—	0.1
Foreign	473	2.8	—
Foreign rate differential	—	—	(0.7)
Other nondeductible items	(76)	(0.5)	(0.1)
Tax credits	(11,442)	(68.1)	4.2
Change in valuation allowance	2,960	17.6	(17.4)
Changes in unrecognized tax benefits	4,577	27.2	—
Prior year true-up	—	—	(5.5)
Stock-based compensation	453	2.7	(2.0)

Provision for income taxes	$476	2.8%	(0.4)%

The Company’s actual tax expense differed from the statutory federal income tax expense using a tax rate of 21% for the years ended December 31, 2025 and 2024, respectively, primarily due to foreign income taxes being taxed at different rates, non-deductible expenses, research and development tax credits, and the change in valuation allowance.

As of December 31, 2025 and 2024, the Company had net operating loss (“NOL”) carryforwards of $254.0 million and $221.1 million for federal purposes, and $18.9 million and $8.9 million for state purposes, respectively. If not utilized, federal net operating losses of $1.7 million will begin to expire in 2026 and $252.3 million will be carried forward indefinitely; state net operating losses of $7.3 million will begin to expire in 2028 and $11.6 million will be carried forward indefinitely.

As of December 31, 2025, the Company also has accumulated tax losses of $0.5 million for Australia available for carryforward against future earnings, which under relevant tax laws do not expire but may not be available under certain circumstances.

As of December 31, 2025 and 2024, the Company had research and development tax credit carryforwards for federal purposes of $24.3 million and $12.8 million, respectively, and state research and development tax credit carryforwards of $11.3 million and $10.0 million, respectively. The federal research and development tax credit carryforwards will expire at various dates between 2039 and 2045. The state research and development tax credit carryforwards do not expire.

Beginning on January 1, 2022, the Tax Cuts and Jobs Act (“the Act”), enacted in December 2017, eliminated the option to deduct research and development expenditures in the current period and requires taxpayers to capitalize and amortize U.S.-based and non-U.S. based research and development expenditures over five and fifteen years, respectively. However, the enactment of the bipartisan OBBB Act, signed into law in July 2025, repeals the mandatory capitalization requirement for domestic R&D expenditures for tax years beginning after December 31, 2024. As a result, beginning with the 2025 tax year, domestic R&D expenses are once again eligible for immediate deduction in the year incurred, while costs related to foreign R&D activities remain subject to 15-year amortization under Section 174. The Company elects to amortize any remaining unamortized amount with respect to the domestic R&D expenditures capitalized over the past few years ratably over the 2-taxable year period beginning with the first taxable year beginning after December 31, 2024. This legislation does not impact the Company's current tax obligations.

Sections 382 and 383 of the Internal Revenue Code provide for a limitation on the annual use of NOL and tax credit carryforwards following certain ownership changes that could limit the Company’s ability to utilize these carryforwards. The Company has completed an analysis to determine if such ownership changes have occurred and concluded it was more likely than not that there were changes in ownership. Due to the existence of a full valuation allowance, limitations under Section 382 and 383 will not impact the Company’s effective tax rate. Further analyses will be performed prior to recognizing the benefits of any losses or credits in the consolidated financial statements.

The Company is required to reduce its deferred tax assets by a valuation allowance if it is more likely than not that some or all of its deferred tax assets will not be realized. Management must use judgment in assessing the potential need for a valuation allowance, which requires an evaluation of both negative and positive evidence. The weight given to the potential effect of negative and positive evidence should be commensurate with the extent to which it can be objectively verified. In determining the need for and amount of the valuation allowance, if any, the Company assesses the likelihood that it will be able to recover its deferred tax assets using historical levels of income, estimates of future income and tax planning strategies. As a result of historical cumulative losses, the Company determined that, based on all available evidence, there was substantial uncertainty as to whether it will recover recorded net deferred taxes in future periods. Accordingly, the Company recorded a valuation allowance against all of its net deferred tax assets as of December 31, 2025 and 2024. The net change in total valuation allowance was an increase of approximately $6.4 million and $11.6 million for the years ended December 31, 2025 and 2024, respectively.

The cash paid for income taxes (net of refunds) during the year was as follows (in dollars):

Year Ended December 31,
2025

Federal	$—
State and Local
California Extension	1,600
Massachusetts Extension	1,000
New York Refund	(75)
Total State and Local	2,525

Foreign
Withholding Tax on Daiichi Royalty	96,464
Total Foreign	96,464

Total Taxes Paid	$98,989

In each year, the state and local income taxes which comprise the majority of the state and local income taxes, net of federal effect category were as follows (in dollars):

	Year Ended December 31,
	2025

California	$1,600	63.4%

Total	$1,600	63.4%

The Company records unrecognized tax benefits, where appropriate, for all uncertain income tax positions. The Company recorded unrecognized tax benefits for uncertain tax positions of approximately $13.6 million and $8.5 million as of December 31, 2025 and 2024, respectively, of which none would impact the effective tax rate, if recognized, because the benefit would be offset by an increase in the valuation allowance.

A reconciliation of the beginning and ending balance of total unrecognized tax benefits is as follows (in thousands):

	Year Ended December 31,
	2025	2024

Beginning Balance	$8,537	$6,566
Additions based on tax positions related to the current year	5,061	1,977
Decreases related to prior years’ tax positions	—	(6)

Ending Balance	$13,598	$8,537

The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. During the years ended December 31, 2025 and 2024, the Company recognized no interest and penalties associated with unrecognized tax benefits. There are no tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within twelve months of the reporting date.

The Company files income tax returns in the U.S., Australia, as well as with various U.S. states. The Company is subject to tax audits in all jurisdictions in which it files income tax returns. Tax audits by their very nature are often complex and can require several years to complete. There are currently no tax audits that have commenced with respect to income tax returns in any jurisdiction.

Under the tax statute of limitations applicable to the Internal Revenue Code, the Company and its U.S. subsidiary, either standalone or as part of the consolidated group, is no longer subject to U.S. federal income tax examinations by the Internal Revenue Service for tax years before tax year 2021. Under the statute of limitations applicable to most state income tax laws, the Company is no longer subject to state income tax examinations by tax authorities for tax year before 2020 in states in which it has filed income tax returns. However, because the Company is carrying forward income tax attributes, such as net operating losses and tax credits from 2005 and earlier tax years, these attributes can still be audited when utilized on returns filed in the future. The Company is subject to foreign tax examinations by tax authorities for fiscal year 2021 and forward.